                                                                    EXHIBIT 99.2


              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS
                               ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Sparton Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Richard L. Langley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/Richard L. Langley
----------------------------------
Richard L. Langley
Chief Financial Officer
November 14, 2002